Restructuring Charges	12 Months Ended
Dec. 31, 2014
Restructuring and Related Activities [Abstract]
Restructuring Charges
20.	Restructuring Charges

During 2014, the Company recorded restructuring charges of $9.8 million ($6.9 million – 2013, $7.6 million—2012).

The restructuring charges in 2014 relate to the termination of the employment of certain seafarers upon the re-delivery of an in-chartered conventional tanker in December 2014 and upon the sale of a vessel under capital lease to a third party in August 2014, and the reflagging of one shuttle tanker which commenced in January 2014 and was completed in March 2014, partially offset by an adjustment to the accrual for costs related to the reorganization of the Company’s marine operations.

A portion of the restructuring charges in 2013 relates to the termination of the employment of certain seafarers from the sale of two vessels and the reflagging of one shuttle tanker. The restructuring charges in 2012 and a portion of the restructuring charges in 2013 primarily relate to the reorganization of the Company’s marine operations and certain of its commercial and administrative functions. The purpose of this restructuring was to create better alignment between certain of the Company’s business units and its three publicly-listed subsidiaries, as well as a lower cost organization. The Company does not expect to incur further restructuring charges associated with this reorganization.

At December 31, 2014 and 2013, $9.0 million and $4.9 million, respectively, of restructuring liabilities were recorded in accrued liabilities on the consolidated balance sheets.